SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2004

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4471	16-0468020
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Long Ridge Road

P. O. Box 1600

Stamford, Connecticut 06904-1600

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition.

On April 23, 2004, Registrant released its first quarter 2004 earnings and is furnishing a copy of the earnings release to the Securities and Exchange Commission under Item 12 of this Form 8-K Report. On April 23, 2004, Registrant also held an earnings conference call to discuss its results of operations for the first quarter 2004. The earnings presentation slides and the audio replay of the first quarter 2004 earnings conference call, including the question and answer session, are available under the “Investor Relations” tab on Registrant’s website http://www.xerox.com. During the earnings conference call, Anne Mulcahy, Chairman and Chief Executive Officer of Registrant, and Lawrence A. Zimmerman, Senior Vice President and Chief Financial Officer of Registrant, made certain remarks and presented these slides.

Attached as Exhibit A to this Report is a copy of Registrant’s first quarter 2004 earnings release.

Attached as Exhibit B to this Report is a copy of the slides used during the earnings conference call held on April 23, 2004. Exhibit B attached to this Report contains certain pro-forma earnings measures that constitute non-GAAP financial measures, as defined under Regulation G promulgated under the Securities Exchange Act of 1934, as amended. These non-GAAP financial measures are consistent with the definition and presentation of “Segment Revenues and Operating Profit” in the earnings release (the “Segment Table”) and in “Segment Reporting” in Note 8 to the consolidated financial statements contained in Registrant’s 2003 Annual Report on Form 10-K.

Registrant’s pro-forma operating profit, a non-GAAP financial measure, is identical to the Segment Operating Profit in the Segment Table and is calculated as the sum of Income (Loss) from Continuing Operations before Income Taxes and Equity Income and Equity in net income of unconsolidated affiliates, less the sum of Restructuring and asset impairment charges and the Provision for litigation. In calculating Registrant’s first quarter 2003 pro-forma operating profit, this would have the effect of, among other things, excluding the $300 million provision recorded in connection with the Berger litigation. Registrant’s pro-forma operating margin, also a non-GAAP financial measure, is identical to the Total Operating Margin in the Segment Table and is based on the pro-forma operating profit noted above. Registrant believes these non-GAAP financial measures, which are consistent with its segment profitability measures, are useful to investors because Registrant’s management uses these same measures in evaluating the performance of the Company’s operations. A reconciliation of these non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles is also included in Exhibit B.

Attached as Exhibit C to this Report is a summary of certain remarks made by Registrant’s Chief Executive Officer and Chief Financial Officer during the first quarter 2004 earnings conference call.

The information contained in this Report and Exhibits A, B and C to this Report shall not to be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Forward Looking Statements

The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to Registrant, are intended to identify forward-looking statements. Such statements reflect Registrant’s current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. Registrant does not intend to update these forward-looking statements.

Registrant is making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors, including without limitation those that are included in Registrant’s Annual Report on Form 10-K for the year ended December 31, 2003. Such factors could cause actual results to differ materially from those contemplated by the forward-looking statements and other public statements Registrant makes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX CORPORATION

By:	/s/ Gary R. Kabureck

Gary R. Kabureck Vice President and Chief Accounting Officer

Date: April 27, 2004

EXHIBIT INDEX

Exhibit No.	Description

A	Registrant’s first quarter 2004 earnings release dated April 23, 2004

B	Slides used in Registrant’s April 23, 2004 earnings conference call

C	Summary of certain remarks made by Registrant’s Chief Executive Officer and Chief Financial Officer during the April 23, 2004 earnings conference call